                                                     EXHIBIT 24

                                                         1 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Dan. A. Colussy
                                        ----------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 6, 1996

                                                     EXHIBIT 24

                                                         2 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Beverly B. Byron
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 25, 1996

                                                     EXHIBIT 24

                                                         3 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ John K. Castle
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 29, 1996

                                                     EXHIBIT 24

                                                         4 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ William C. Hittinger
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 29, 1996

                                                     EXHIBIT 24

                                                         5 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ James L. Holloway III
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 29, 1996

                                                     EXHIBIT 24

                                                         6 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ George V. McGowan
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 29, 1996

                                                     EXHIBIT 24

                                                         7 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Jack Moseley
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 29, 1996

                                                     EXHIBIT 24

                                                         8 of 8

                       POWER OF ATTORNEY

     The undersigned Director of UNC Incorporated (the "Company") hereby authorizes the proper officers of the Company to file a S-8 in connection with the registration of the plan interests under the UNC Retirement Income Savings Plan for Certain Bargaining Unit Employees with the Securities and Exchange Commission, in substantially the form presented to the members of the Board of Directors on March 22, 1996, with such changes as may be approved by the officers of the Company who sign such Form S-8, their signing to be conclusive evidence of such approval.

     The undersigned Director of the Company hereby appoints Richard H. Lange, with full power of substitution, his true and lawful attorney and agent, acting in the name and on behalf of the undersigned, to execute and to file such Form S-8 with the Securities and Exchange Commission.



                                        /s/ Lawrence A. Skantz
                                        ------------------------
                                        Director

Witness:

/s/ Sylvia Mitchell
- ---------------------

Date:  March 29, 1996